Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

MANAGERS TRUST I

MANAGERS PIMCO BOND FUND

Supplement dated October 18, 2013 to the Prospectus dated March 1, 2013

The following information supplements and supersedes any information to the contrary relating to Managers PIMCO Bond Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s prospectus dated March 1, 2013 (the “Prospectus”).

Effective October 21, 2013, the section titled “Your Account” on page 40 of the Prospectus is hereby amended by adding the following new paragraph after the fourth paragraph:

Current net asset values per share for each Fund are available on the Funds’ website at www.managersinvest.com.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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